UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)
Aura Systems, Inc.
2355 Alaska Avenue		Case Number:	LA 05-24550-SB
El Segundo, CA 90245		Operating Report Number:
Debtor(s).		For the Month Ending:	31-Aug-05

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			1,102,253.34

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL			407,041.41
ACCOUNT REPORTS

3. BEGINNING BALANCE:			695,211.93

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable - Post-filing		19,438.39
Accounts Receivable - Pre-filing		47,649.96
General Sales
Other (Specify)	Trans from DIP Tax A/C	41,122.00
Other (Specify)	ADP P/R Tax Refund	154.09
Other (Specify)	ADP P/R Fee Refund	279.11
**Other (Specify)	Cobra Refund	1,114.16

TOTAL RECEIPTS THIS PERIOD:			109,757.71

5. BALANCE:			804,969.64

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		120,062.69
Disbursements (from page 2)		568,726.06

TOTAL DISBURSEMENTS THIS PERIOD:***			688,788.75

7. ENDING BALANCE:			116,180.89

8. General Account Number(s):		#3226077

Depository Name & Location:		City National Bank
		Los Angeles Airport Office
		6033 West Century Blvd.
		Los Angeles, CA 90045
* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of    business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/1/05	001037	MARK STOPHER	Employee Expense Reimb-Travel		1,075.39	1,075.39
8/1/05	001038	JOE LAM	Employee Expense Reimb-Travel		1,598.81	1,598.81
8/1/05	001039	MELINDA MASON	Flex Reimbursment		64.00	64.00
8/1/05	001040	SANDRA FERRO	Flex Reimbursment		105.00	105.00
8/1/05	001041	PITNEY BOWES CREDIT CORP.	Office Expense- Mail		427.52	427.52
8/1/05	001042	BOLT PRODUCTS INC.	Raw Materials		27.12	27.12
8/1/05	001043	RAMP ENGINEERING, INC.	Raw Materials		2,257.50	2,257.50
8/1/05	001044	RAMP ENGINEERING, INC.	Raw Materials		2,257.50	2,257.50
8/2/05	001045	SAFEGUARD BUSINESS SYSTEMS	Office Supplies-Cks		116.61	116.61
8/2/05	001046	MARK STOPHER	Employee Expense Reimb-Travel		980.46	980.46
8/2/05	001047	PATRICK FLEISHAUER	Employee Expense Reimb-Travel		402.97	402.97
8/2/05	001048	REGISTRAR-RECORDER	Lien Records - Admin Expense		13.00	13.00
8/2/05	001049	RAYMOND YU	Employee Expense Reimb-Travel		2,207.14	2,207.14
8/2/05	001050	ALEX KOLB	Employee Expense Reimb-Travel		0.00	0.00
8/2/05	001051	POCO SALES	Raw Materials		178.01	178.01
8/2/05	001052	ALEX KOLB	Employee Expense Reimb-Travel		1,037.98	1,037.98
8/2/05	001053	M&K METAL CO.	Raw Materials		0.00	0.00
8/2/05	001054	RAMP ENGINEERING, INC.	Raw Materials		5,970.00	5,970.00
8/2/05	001055	J&K CONNECTORS	Raw Materials		1,410.50	1,410.50
8/2/05	001056	DEBORAH ANN MOSKUS	System Repair - Admin Exp		4,500.00	4,500.00
8/2/05	001057	ROBERT BAGHRAMIAN	Office Supplies		220.00	220.00
8/2/05	001058	ALEX KOLB	Travel Advance		500.00	500.00
8/2/05	001059	MARK STOPHER	Travel Advance		500.00	500.00
8/2/05	001060	PATRICK FLEISHAUER	Travel Advance		500.00	500.00
8/2/05	001061	M&K METAL CO.	Raw Materials		335.42	335.42
8/3/05	001061	M&K METAL CO.	Raw Materials		-335.42	(335.42)
8/4/05	001062	M&K METAL CO.	Raw Materials		243.00	243.00
8/4/05	001063	DIGI-KEY CORPORATION	Raw Materials		81.39	81.39
8/4/05	001064	JOE LAM	Raw Materials		187.80	187.80
8/5/05	001026	DIGI-KEY CORPORATION	Raw Materials		-463.84	(463.84)
8/5/05	001065	DIGI-KEY CORPORATION	Raw Materials		482.28	482.28
8/5/05	001066	ROBERT BAGHRAMIAN	Office Supplies		100.00	100.00
8/5/05	001067	RESERVE ACCOUNT	Postage		200.00	200.00
8/5/05	001068	G.A.R. VENTURES	Repair of Forklift		272.85	272.85
8/8/05	001069	G.A.R. VENTURES	Repair of Forklift		85.00	85.00
8/8/05	001070	ADVANCED POWER - LIFELINE	Raw Materials		495.40	495.40
8/8/05	001071	DUNCAN BOLT	Raw Materials		734.71	734.71
8/8/05	001072	TONY WILSON	Reimburse Employee Expenses		121.45	121.45
8/10/05	001073	BISYS RETIREMENT SERVICES	401K Administration		493.75	493.75
8/10/05	001074	BOLT PRODUCTS INC.	Raw Materials		26.78	26.78
8/10/05	001075	DIGI-KEY CORPORATION	Raw Materials		104.66	104.66
8/10/05	001076	DUNCAN BOLT	Raw Materials		667.00	667.00
8/10/05	001077	THE HARTFORD	Insurance		1,761.24	1,761.24
8/10/05	001078	INTERLAND, INC.	Raw Materials		24.90	24.90
8/10/05	001079	PAYTON PLANAR MAGNETICS	Raw Materials		170.00	170.00
8/10/05	001080	VINTAGE FILINGS, LLC.	SEC Public Filings		947.00	947.00
8/10/05	001081	ARMS PRECISION, INC.	Raw Materials		1,650.00	1,650.00
8/10/05	001082	ROBERT BAGHRAMIAN	Void		0.00	0.00
8/10/05	001083	BERGQUIST COMPANY	Raw Materials		2,526.09	2,526.09
8/10/05	001084	DIGI-KEY CORPORATION	Raw Materials		518.70	518.70
8/10/05	001085	DMV RENEWAL	License - Vehicle - Tags		250.00	250.00
8/10/05	001086	DUNCAN BOLT	Void		0.00	0.00
8/10/05	001087	FORCE ELECTRONICS	Void		0.00	0.00
8/10/05	001088	GLENAIR INC.	Void		0.00	0.00
8/10/05	001089	GRAINGER, INC.	Void		0.00	0.00
8/10/05	001090	JOHN B. RUDY COMPANY	Void		0.00	0.00
8/10/05	001091	JOE LAM	Void		0.00	0.00
8/10/05	001092	LINEAR INDUSTRIES, LTD	Void		0.00	0.00
8/10/05	001093	MAGNETIC COMPONENT ENG.	Void		0.00	0.00
8/10/05	001094	PAYTON PLANAR MAGNETICS	Void		0.00	0.00
8/10/05	001095	PENN PLUMBING SERVICE	Repair of Building		225.00	225.00
8/10/05	001096	PRO-MAC	Raw Materials		4,499.00	4,499.00
8/10/05	001097	RAMP ENGINEERING, INC.	Raw Materials		2,154.31	2,154.31
8/10/05	001098	RND ENTERPRISES	Raw Materials		373.00	373.00
8/10/05	001099	SONIC PLATING	Raw Materials		135.00	135.00
8/10/05	001100	STEVEN ENTERPRISES	Raw Materials		303.19	303.19
8/10/05	001101	DUNCAN BOLT	Raw Materials		42.30	42.30
8/10/05	001102	FORCE ELECTRONICS	Raw Materials		137.48	137.48
8/10/05	001103	GLENAIR INC.	Raw Materials		16,880.75	16,880.75
8/10/05	001104	GRAINGER, INC.	Raw Materials		36.27	36.27
8/10/05	001105	JOHN B. RUDY COMPANY	Raw Materials		44.46	44.46
8/10/05	001106	JOE LAM	Raw Materials		260.72	260.72
8/10/05	001107	LINEAR INDUSTRIES, LTD	Raw Materials		1,869.10	1,869.10
8/10/05	001108	MAGNETIC COMPONENT ENG.	Raw Materials		2,346.16	2,346.16
8/10/05	001109	PAYTON PLANAR MAGNETICS	Raw Materials		1,275.00	1,275.00
8/10/05	001110	ALLIED WASTE SERVICES	Utilities - Trash		452.74	452.74
8/10/05	001111	DIGI-KEY CORPORATION	Raw Materials		472.36	472.36
8/10/05	001112	HVAC MECHANICAL, INC.	Raw Materials		542.50	542.50
8/10/05	001113	LANIC ENGINEERING, INC.	Raw Materials		222.50	222.50
8/10/05	001114	PACIFIC WESTERN MFG., INC.	Raw Materials		151.50	151.50
8/10/05	001115	PR NEWSWIRE ASSOCIATION, LLC.	Press Release - Admin Expense		350.00	350.00
8/10/05	001116	SOUTHERN CALIFORNIA GAS CO.	Utilites - Gas		817.56	817.56
8/10/05	001117	STATE COMP. INSURANCE FUND	Insurance		8,137.00	8,137.00
8/10/05	001118	AAA COPY SYSTEMS, INC.	Copiers - Admin Expense		308.51	308.51
8/10/05	001119	AT&T WIRELESS SERVICES	Utilities - Telephone		1,035.22	1,035.22
8/10/05	001120	A.T.&T.	Utilities - Telephone		249.95	249.95
8/10/05	001121	AT&T (LONG DISTANCE SERVICES)	Utilities - Telephone		383.84	383.84
8/10/05	001122	AT&T (LOCAL SERVICE)	Utilities - Telephone		625.98	625.98
8/10/05	001123	CITY OF EL SEGUNDO (WATER)	Uitilities - Water		397.15	397.15
8/10/05	001124	RAMIRO PEREZ	Gardner - Mtnc.		250.00	250.00
8/10/05	001125	PITNEY BOWES CREDIT CORP.	Rental of Equip		54.73	54.73
8/10/05	001126	RAINDANCE COMMUNICATIONS, INC.	Tele Conferencing - Telephone		23.04	23.04
8/17/05	001127	DIGI-KEY CORPORATION	Raw Materials		667.12	667.12
8/17/05	001128	GLENAIR INC.	Raw Materials		1,435.25	1,435.25
8/17/05	001129	LANIC ENGINEERING, INC.	Raw Materials		4,212.00	4,212.00
8/17/05	001130	LLEWELLYN SUPPLY CO.	Raw Materials		237.00	237.00
8/17/05	001131	TECHNI-TOOL INC.	Raw Materials		341.15	341.15
8/17/05	001132	VECTOR FABRICATION CORP	Raw Materials		705.00	705.00
8/17/05	001133	ALLIED WASTE SERVICES	Utilities - Trash		444.68	444.68
8/17/05	001134	BOLT PRODUCTS INC.	Raw Materials		112.00	112.00
8/17/05	001135	CANADIAN SHUNT INDUSTRIES	Raw Materials		294.90	294.90
8/17/05	001136	DIGI-KEY CORPORATION	Raw Materials		773.55	773.55
8/17/05	001137	EDDINGS BROS. AUTO PARTS	Raw Materials		255.00	255.00
8/17/05	001138	ELECTROSHIELD	Raw Materials		1,322.45	1,322.45
8/17/05	001139	GLENAIR INC.	Raw Materials		8,050.00	8,050.00
8/17/05	001140	JOHN B. RUDY COMPANY	Raw Materials		196.73	196.73
8/17/05	001141	JOE LAM	Raw Materials		202.43	202.43
8/17/05	001142	LANIC ENGINEERING, INC.	Raw Materials		4,212.00	4,212.00
8/17/05	001143	TECHNI-TOOL INC.	Raw Materials		220.83	220.83
8/17/05	001144	AFLAC	Insurance- Supplemental		328.96	328.96
8/17/05	001145	A.T.&T.	Utilities - Telephone		249.95	249.95
8/17/05	001146	GARDENA WELDING SUPPLY	Raw Materials		45.00	45.00
8/17/05	001147	GLENAIR INC.	Raw Materials		902.50	902.50
8/17/05	001148	LANIC ENGINEERING, INC.	Raw Materials		222.50	222.50
8/17/05	001149	PITNEY BOWES CREDIT CORP.	Rental of Equip		57.23	57.23
8/17/05	001150	SECURITY SIGNAL DEVICES, INC.	Utilities - Alarm Montering		252.60	252.60
8/17/05	001151	UNDERWRITERS LAB. INC.	UL - Compliance		157.00	157.00
8/17/05	001152	U.S. TRUSTEE	BK Fees - Admin Expense		250.00	250.00
8/17/05	001153	ROBERT BAGHRAMIAN	Office Supplies		10.00	10.00
8/17/05	001154	PATRICK FLEISHAUER	Reimburse Employee Expenses		816.67	816.67
8/17/05	001155	HUGO GARCIA	Reimburse Employee Expenses		48.00	48.00
8/17/05	001156	ALEX KOLB	Reimburse Employee Expenses		997.64	997.64
8/17/05	001157	JOE LAM	Reimburse Employee Expenses		1,594.79	1,594.79
8/17/05	001158	KIZZY WILDER	Reimburse Employee Expenses		27.05	27.05
8/17/05	001159	RAYMOND YU	Reimburse Employee Expenses		750.64	750.64
8/17/05	001160	JOHN BAGLEY	Consulting Fees - Finance Dept		2,858.45	2,858.45
8/17/05	001161	CAPMARK SERVICES, L.P.	Building Rent/Lease		41,122.00	41,122.00
8/17/05	001162	LISA FOSTER	Consulting Fees - Finance Dept		393.75	393.75
8/17/05	001163	STEPHEN HARA	Consulting Fees - Engineering		750.00	750.00
8/17/05	001164	JOE LAM	Consulting Fees - Management		5,792.40	5,792.40
8/17/05	001165	ROBERT MARTIN	Reimburse Employee Expenses		183.01	183.01
8/17/05	001166	PR NEWSWIRE ASSOCIATION, LLC.	Press Release - Admin Expense		225.00	225.00
8/17/05	001167	RICHARD ULINSKI	Consulting Fees - Engineering		2,000.00	2,000.00
8/17/05	001168	APPLIED RESEARCH ASSOCIATES	Warranty Refund		647.37	647.37
8/17/05	001169	BUDDY GREGG MOTOR HOMES, INC.	Warranty Refund		35.43	35.43
8/17/05	001170	ROSS EQUIPMENT CO.	Warranty Refund		439.56	439.56
8/18/05	001171	BLAKELEY SOKOLOFF TAYLOR	Legal Fees - Patent Atty		5,500.00	5,500.00
8/18/05	001172	LOEB & LOEB	Legal Fees - Atty		16,000.00	16,000.00
8/18/05	001173	WOLF RIFKIN SHAPIRO & SCHULMAN	Legal Fees - Atty		20,000.00	20,000.00
8/24/05	001174	AT&T (LONG DISTANCE SERVICES)	Utilities - Telephone		455.70	455.70
8/24/05	001175	JOE LAM	Raw Materials		597.00	597.00
8/24/05	001176	QUALTECH BACKPLANE, INC.	Raw Materials		3,492.75	3,492.75
8/24/05	001177	UNDERWRITERS LAB. INC.	UL - Qualitiy Compliance		104.00	104.00
8/24/05	001178	VINTAGE FILINGS, LLC.	SEC Public Filings		159.00	159.00
8/24/05	001179	DIGI-KEY CORPORATION	Raw Materials		80.33	80.33
8/24/05	001180	DUNCAN BOLT	Raw Materials		470.80	470.80
8/24/05	001181	EDDINGS BROS. AUTO PARTS	Raw Materials		68.97	68.97
8/24/05	001182	FLEX ONE	Insurance - Admin Fees		25.00	25.00
8/24/05	001183	JOE LAM	Raw Materials		309.80	309.80
8/24/05	001184	MAGNETIC SENSORS CORPORATION	Raw Materials		6,000.00	6,000.00
8/24/05	001185	MASTER DISTRIBUTORS	Raw Materials		119.04	119.04
8/24/05	001186	PACIFIC WESTERN MFG., INC.	Raw Materials		516.42	516.42
8/24/05	001187	QUALTECH BACKPLANE, INC.	Raw Materials		4,335.00	4,335.00
8/24/05	001188	RND ENTERPRISES	Raw Materials		18,082.85	18,082.85
8/24/05	001189	TERENCE ULINSKI	Raw Materials		4,510.00	4,510.00
8/24/05	001190	UMPCO INC.	Raw Materials		370.00	370.00
8/24/05	001191	AETNA (HMO)	Insurance		13,461.35	13,461.35
8/24/05	001192	AETNA (LIFE&LTD)	Insurance		722.39	722.39
8/24/05	001193	AETNA (PPO&DENTAL)	Insurance		8,635.57	8,635.57
8/24/05	001194	EDDINGS BROS. AUTO PARTS	Raw Materials		582.14	582.14
8/24/05	001195	QUALTECH BACKPLANE, INC.	Raw Materials		3,591.25	3,591.25
8/24/05	001196	STATE COMP. INSURANCE FUND	Insurance		7,607.37	7,607.37
8/24/05	001197	AT&T (LOCAL SERVICE)	Utilities - Telephone		607.68	607.68
8/24/05	001198	CONEXIS	Cobra Adminiatration		301.80	301.80
8/24/05	001199	QUALTECH BACKPLANE, INC.	Raw Materials		4,104.00	4,104.00
8/24/05	001200	RAINDANCE COMMUNICATIONS, INC.	Tele Conferencing - Telephone		24.12	24.12
8/24/05	001201	DANBRU WIRE & CABLE, INC.	Raw Materials		2,241.88	2,241.88
8/24/05	001202	HISCO	Raw Materials		180.73	180.73
8/24/05	001203	PORT PLASTICS	Raw Materials		233.69	233.69
8/25/05	001204	*CASH*	Petty Cash - Operations		200.00	200.00
8/25/05	001205	ZERO MFG. INC.	Raw Materials		335.14	335.14
8/31/05	001206	A1 TRANSMISSION SERVICE	Manufacturing-Other Auto Repair		1,373.42	1,373.42
8/31/05	001207	STEPHEN HARA	Consulting Fees-Engineering		675.00	675.00
8/31/05	001208	JOE LAM	Consulting Fees-Management		6,436.00	6,436.00
8/31/05	001209	LEVYING OFFICER	Payroll-Wage Garnishment		185.00	185.00
8/31/05	001210	JENNIFER ORTIZ	Building Maintenance		600.00	600.00
8/31/05	001211	SOUTHERN CA EDISON COMPANY	Utilities-Power		823.39	823.39
8/31/05	001212	JOHN HECKER	Employee Expense Reimb		45.34	45.34
8/31/05	001213	JOE LAM	Employee Expense Reimb		976.32	976.32
8/31/05	001214	JOHN PHALEN	Employee Expense Reimb		95.39	95.39
8/31/05	001215	RAYMOND YU	Employee Expense Reimb		948.52	948.52
8/31/05	001216	JORGE MARTINEZ	Employee Expense Reimb		0.00	0.00
8/31/05	001217	ALL AMERICAN	Raw Materials		1,010.50	1,010.50
8/31/05	001218	DIGI-KEY CORPORATION	Raw Materials		25.13	25.13
8/31/05	001219	DUNCAN BOLT	Raw Materials		9.48	9.48
8/31/05	001220	EDDINGS BROS. AUTO PARTS	Raw Materials		44.84	44.84
8/31/05	001221	J&K CONNECTORS	Raw Materials		62.50	62.50
8/31/05	001222	LANIC ENGINEERING, INC.	Raw Materials		3,308.50	3,308.50
8/31/05	001223	MID-POINT BEARING, INC.	Raw Materials		275.00	275.00
8/31/05	001224	M&K METAL CO.	Raw Materials		353.84	353.84
8/31/05	001225	PACIFIC WESTERN MFG., INC.	Raw Materials		990.00	990.00
8/31/05	001226	PROTOTYPE & SHORT-RUN SVCS,INC	Raw Materials		150.00	150.00
8/31/05	001227	BEARING ENGINEERS, INC.	Raw Materials		33.25	33.25
8/31/05	001228	BRACKETRY SYSTEMS	Raw Materials		3,288.75	3,288.75
8/31/05	001229	DIGI-KEY CORPORATION	Raw Materials		63.50	63.50
8/31/05	001230	DUNCAN BOLT	Raw Materials		118.40	118.40
8/31/05	001231	PROTOTYPE & SHORT-RUN SVCS,INC	Raw Materials		1,476.00	1,476.00
8/31/05	001232	R.D. FABRICATORS	Raw Materials		940.80	940.80
8/31/05	001233	TECHNI-TOOL INC.	Raw Materials		105.55	105.55
8/31/05	001234	CREST COATING, INC.	Raw Materials		1,579.41	1,579.41
8/31/05	001235	DUNCAN BOLT	Raw Materials		555.30	555.30
8/31/05	001236	EDDINGS BROS. AUTO PARTS	Raw Materials		177.00	177.00
8/31/05	001237	PARA TECH COATING, INC.	Raw Materials		361.50	361.50
8/31/05	001238	SEALCON	Raw Materials		32.58	32.58
8/31/05	001239	SONIC PLATING	Raw Materials		85.00	85.00
8/31/05	001240	SONIC PLATING	Raw Materials		900.00	900.00
8/31/05	001241	JOHN BAGLEY	Consulting Fees-Fiinance		3,412.50	3,412.50
8/2/05		Nova Systems	Credit Card Processing Fees		263.05	263.05
8/3/05		CNB	Bank Fees-Letter of Credit		75.00	75.00
8/5/05		CNB Aura DIP Payroll Account	Payroll Funds Transfer	55,695.63		55,695.63
8/8/05		ADP	Payroll Taxes		16,614.22	16,614.22
8/8/05		CNB	Bank Wire Fees		35.00	35.00
8/8/05		ADP	Payroll Processing Fees		341.73	341.73
8/17/05		CNB	Bank Wire Fees		70.00	70.00
8/17/05		Levene, Neale, Bender	Legal Retainer		110,000.00	110,000.00
8/17/05		Paine, Hamblen, Coffin	Legal Retainer		50,000.00	50,000.00
8/18/05		CNB	Bank Fees-Letter of Credit		65.00	65.00
8/18/05		CNB Aura DIP Payroll Account	Payroll Funds Transfer	63,056.16		63,056.16
8/19/05		ADP	Payroll Processing Fees		288.73	288.73
8/22/05		ADP	Payroll Taxes		17,504.27	17,504.27
8/24/05		Trans to Operation Account CNB 03226344	Operation Funds Transfer	1,310.90		1,310.90
8/26/2005		McDermott Will & Emery	Legal Retainer		50,000.00	50,000.00
		TOTAL DISBURSMENTS THIS PERIOD		120,062.69	568,726.06	688,788.75

GENERAL ACCOUNT
BANK RECONCILIATION

	Bank statement Date:	8/31/2005	Balance on Statement:	170,537.30

Plus deposits in transit (a):
		Deposit Date	Deposit Amount
		8/30/2005	$10,514.06

TOTAL DEPOSITS IN TRANSIT				10,514.06

Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount
	001010	7/26/05	1,086.00
	001048	8/2/05	13.00
	001058	8/2/05	500.00
	001071	8/8/05	734.71
	001096	8/10/05	4,499.00
	001099	8/10/05	135.00
	001102	8/10/05	137.48
	001105	8/10/05	44.46
	001108	8/10/05	2,346.16
	001112	8/10/05	542.50
	001128	8/17/05	1,435.25
	001132	8/17/05	705.00
	001140	8/17/05	196.73
	001142	8/17/05	4,212.00
	001147	8/17/05	902.50
	001148	8/17/05	222.50
	001168	8/17/05	647.37
	001171	8/18/05	5,500.00
	001176	8/24/05	3,492.75
	001179	8/24/05	80.33
	001182	8/24/05	25.00
	001185	8/24/05	119.04
	001186	8/24/05	516.42
	001189	8/24/05	4,510.00
	001202	8/24/05	180.73
	001203	8/24/05	233.69
	001205	8/25/05	335.14
	001206	8/31/05	1,373.42
	001207	8/31/05	675.00
	001208	8/31/05	6,436.00
	001209	8/31/05	185.00
	001210	8/31/05	600.00
	001211	8/31/05	823.39
	001212	8/31/05	45.34
	001213	8/31/05	976.32
	001214	8/31/05	95.39
	001215	8/31/05	948.52
	001217	8/31/05	1,010.50
	001218	8/31/05	25.13
	001219	8/31/05	9.48
	001220	8/31/05	44.84
	001221	8/31/05	62.50
	001222	8/31/05	3,308.50
	001223	8/31/05	275.00
	001224	8/31/05	353.84
	001225	8/31/05	990.00
	001226	8/31/05	150.00
	001227	8/31/05	33.25
	001228	8/31/05	3,288.75
	001229	8/31/05	63.50
	001230	8/31/05	118.40
	001231	8/31/05	1,476.00
	001232	8/31/05	940.80
	001233	8/31/05	105.55
	001234	8/31/05	1,579.41
	001235	8/31/05	555.30
	001236	8/31/05	177.00
	001237	8/31/05	361.50
	001238	8/31/05	32.58
	001239	8/31/05	85.00
	001240	8/31/05	900.00
	001241	8/31/05	3,412.50
TOTAL OUTSTANDING CHECKS:				64,870.47

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$116,180.89

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	185,207.39

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL	182,325.39
ACCOUNT REPORTS

3. BEGINNING BALANCE:	2,882.00

4. RECEIPTS DURING CURRENT PERIOD:	118,751.79
(Transferred from General Account)

5. BALANCE:	121,633.79

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:***	100,256.96

7. ENDING BALANCE:	21,376.83

8. PAYROLL Account Number(s):	#3226085

Depository Name & Location:	City National Bank
Los Angeles Airport Office
6033 West Century Blvd.
Los Angeles, CA 90045

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
8/5/2005	Check #500204	Raymond Yu	Pay Period Ending 7/31/05	5,656.19
8/5/2005	Check #500205	Sandra Ferro	Pay Period Ending 7/31/05	2,834.19
8/5/2005	Check #500206	Melinda S. Mason	Pay Period Ending 7/31/05	1,732.20
8/5/2005	Check #500207	Robert Baghramian	Pay Period Ending 7/31/05	1,272.20
8/5/2005	Check #500208	Robert L. Martin	Pay Period Ending 7/31/05	1,311.65
8/5/2005	Check #500209	Ronald J. Goldstein	Pay Period Ending 7/31/05	2,635.60
8/5/2005	Check #500210	Royal D. Brand	Pay Period Ending 7/31/05	1,374.63
8/5/2005	Check #500211	Patrick Fleishauer	Pay Period Ending 7/31/05	1,667.77
8/5/2005	Check #500212	Alexander P. Kolb	Pay Period Ending 7/31/05	1,099.13
8/5/2005	Check #500213	Mark A. Stopher	Pay Period Ending 7/31/05	1,623.42
8/5/2005	Check #500214	Kizzy S. Wilder	Pay Period Ending 7/31/05	1,443.63
8/5/2005	Check #500215	Ebanjelina Corrales	Pay Period Ending 7/31/05	731.21
8/5/2005	Check #500216	John G. Hecker	Pay Period Ending 7/31/05	1,242.17
8/5/2005	Check #500217	Martha Lomeli	Pay Period Ending 7/31/05	684.33
8/5/2005	Check #500218	Donald R. Love	Pay Period Ending 7/31/05	1,335.44
8/5/2005	Check #500219	Pablo Ortiz	Pay Period Ending 7/31/05	1,029.74
8/5/2005	Check #500220	Christian Tauber-Grecul	Pay Period Ending 7/31/05	1,770.60
8/5/2005	Check #500221	Teresa B. Yu	Pay Period Ending 7/31/05	1,319.04
8/5/2005	Check #500222	Terry Lance Freeland	Pay Period Ending 7/31/05	1,195.44
8/5/2005	Check #500223	Hugo Garcia	Pay Period Ending 7/31/05	1,024.46
8/5/2005	Check #500224	Jorge B. Martinez	Pay Period Ending 7/31/05	1,254.13
8/5/2005	Check #500225	Jesse Salazar	Pay Period Ending 7/31/05	966.81
8/5/2005	Check #500226	Tony J. Wilson	Pay Period Ending 7/31/05	1,342.91
8/5/2005	Check #500227	Arturo Andrade	Pay Period Ending 7/31/05	1,014.59
8/5/2005	Check #500228	Jeffrey Cortez	Pay Period Ending 7/31/05	844.63
8/5/2005	Check #500229	John Phalen	Pay Period Ending 7/31/05	1,723.75
8/5/2005	Check #500230	Aurelio Vasquez	Pay Period Ending 7/31/05	876.31
8/5/2005	Check #500203	MG Systems	401(k) Transmittal P/E 7/31/05	2,733.98
8/5/2005	Check #	ADP	Payroll Fees	458.59
8/19/2000	Check #500231	MG Systems	401(k) Transmittal P/E 8/14/05	2,686.84
8/19/2000	Check #500232	Raymond Yu	Pay Period Ending 8/14/05	5,656.19
8/19/2000	Check #500233	Sandra Ferro	Pay Period Ending 8/14/05	2,834.18
8/19/2000	Check #500234	Melinda S. Mason	Pay Period Ending 8/14/05	1,732.21
8/19/2000	Check #500235	Robert Baghramian	Pay Period Ending 8/14/05	1,272.19
8/19/2000	Check #500236	Robert L. Martin	Pay Period Ending 8/14/05	1,311.64
8/19/2000	Check #500237	Ronald J. Goldstein	Pay Period Ending 8/14/05	2,680.87
8/19/2000	Check #500238	Royal D. Brand	Pay Period Ending 8/14/05	1,374.62
8/19/2000	Check #500239	Patrick Fleishauer	Pay Period Ending 8/14/05	1,673.68
8/19/2000	Check #500240	Alexander P. Kolb	Pay Period Ending 8/14/05	1,121.89
8/19/2000	Check #500241	Mark A. Stopher	Pay Period Ending 8/14/05	1,623.42
8/19/2000	Check #500242	Kizzy S. Wilder	Pay Period Ending 8/14/05	1,754.62
8/19/2000	Check #500243	Yedidia Cohen	Pay Period Ending 8/14/05	2,834.83
8/19/2000	Check #500244	Ebanjelina Corrales	Pay Period Ending 8/14/05	731.20
8/19/2000	Check #500245	John G. Hecker	Pay Period Ending 8/14/05	1,242.17
8/19/2000	Check #500246	Martha Lomeli	Pay Period Ending 8/14/05	643.11
8/19/2000	Check #500247	Donald R. Love	Pay Period Ending 8/14/05	1,335.41
8/19/2000	Check #500248	Pablo Ortiz	Pay Period Ending 8/14/05	969.50
8/19/2000	Check #500249	Christian Tauber-Grecul	Pay Period Ending 8/14/05	1,770.59
8/19/2000	Check #500250	Teresa B. Yu	Pay Period Ending 8/14/05	1,319.03
8/19/2000	Check #500251	Terry Lance Freeland	Pay Period Ending 8/14/05	1,195.45
8/19/2000	Check #500252	Hugo Garcia	Pay Period Ending 8/14/05	1,024.47
8/19/2000	Check #500253	Jorge Martinez	Pay Period Ending 8/14/05	1,013.81
8/19/2000	Check #500254	Jesse Salazar	Pay Period Ending 8/14/05	966.80
8/19/2000	Check #500255	Tony J. Wilson	Pay Period Ending 8/14/05	1,229.37
8/19/2000	Check #500256	Jeffrey Cortez	Pay Period Ending 8/14/05	665.02
8/19/2000	Check #500257	John Phalen	Pay Period Ending 8/14/05	1,723.75
8/19/2000	Check #500258	Aurelio Vasquez	Pay Period Ending 8/14/05	876.30
8/5/2005	Check #00080	John Bagley	Consulting Services	2,285.50
8/5/2005	Check #00081	Lisa Foster	Consulting Services	500.00
8/5/2005	Check #00082	Joe Lam	Consulting Services	6,436.00
8/19/2005	Check $000083	Yedidia Cohen	Pay Period Ending 8/14/05	1,573.56
		TOTAL DISBURSMENTS THIS PERIOD		100,256.96

PAYROLL ACCOUNT
BANK RECONCILIATION

	Bank statement Date:	8/31/2005	Balance on Statement:	$21,376.83

Plus deposits in transit (a):
		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:				0.00

Bank statement Adjustments:				0.00
Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$21,376.83

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX	0.00
ACCOUNT REPORTS

3. BEGINNING BALANCE:	0

4. RECEIPTS DURING CURRENT PERIOD:	113,652.78
Refund of funds previously levied from Aura Systems

5. BALANCE:	113,652.78

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:***	41,122.00

7. ENDING BALANCE:	72,530.78

8. TAX Account Number(s):	#3226093

Depository Name & Location:	City National Bank
Los Angeles Airport Office
6033 West Century Blvd.
Los Angeles, CA 90045

NOTES;
Tax Account was NOT in use - ADP requires that we send a Wire to them - this is being done out of the
General Account to save transaction fees. We used this account for the Segregated funds pertaining to the Levy and the Minority Share holders request that these funds be used for the Lease Pmts of the building.

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount Transfered	Amount Disbursed	Amount
8/31/2005		Aura DIP General A/C	Transfer funds to general account	41,122.00		41,122.00

			TOTAL DISBURSEMENTS THIS PERIOD:	41,122.00	0.00	41,122.00

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date:	8/31/2005	Balance on Statement:	$72,530.78

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$72,530.78
* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

NOTES:

Tax Account was NOT in use - ADP requires that we send a Wire to them - this is being done out of the General Account to save transaction fees. We used this account for the Segregated funds pertaining to the Levy and the Minority Share holders request that these funds be used for the Lease Pmts of the building.

OPERATIONS ACCOUNT
BANK RECONCILIATION

Bank statement Date:	8/31/2005	Balance on Statement:	$1,144.16

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
001002	8/30/2005	11.12
001003	8/30/2005	22.30
TOTAL OUTSTANDING CHECKS:			33.42

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$1,110.74
* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment
NOTES:
New Account set-up to support the day to day operations team with COD deliveries and variances of checks written due to Freight charges.

TOTAL DISBURSEMENTS FROM OPERATIONS ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount Transfered	Amount Disbursed	Amount
8/25/2005	001001	Eddings Bros. Auto Parts	Raw Materials		55.84	55.84
8/30/2005	001002	Bearing Engineers, Inc.	Freight		11.12	11.12
8/30/2005	001003	Pacific Western Mfg., Inc.	Freight		22.30	22.30
8/24/2005		CNB	Check Printing Charges		110.90	110.90
		TOTAL DISBURSEMENTS THIS PERIOD:		0.00	200.16	200.16

NOTES:

OPERATIONS ACCOUNT
BANK RECONCILIATION

Bank statement Date:	8/31/2005	Balance on Statement:	$1,144.16

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
001002	8/30/2005	11.12
001003	8/30/2005	22.30
TOTAL OUTSTANDING CHECKS:			33.42

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$1,110.74
* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment
NOTES:

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:
	(Provide a copy of monthly account statements for each of the below)

		General Account:	116,180.89
		Payroll Account:	21,376.83
		Tax Account:	72,530.78
		Operations Account:	1,110.74
*Other Accounts:

*Other Monies:
	**Petty Cash (from below):		0.00

TOTAL CASH AVAILABLE:				211,199.24

Petty Cash Transactions:
Date	Purpose		Amount

TOTAL PETTY CASH TRANSACTIONS:				0.00

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#
** Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due

Cap Mark / (Bldg Lease)	MO	$ 41,122.00	2	$ 54,810.80

AAA Copy Systems	MO	$ 308.51	2	$ 617.02

Pitney Bowes Credit	MO	$ 119.16	0	$ -

			TOTAL DUE:	55,427.82

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
		Gross Sales Subject to Sales Tax:		508.48
		Total Wages Paid:		86,269.33

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding	0.00	0.00
	State Withholding	41.95	0.00
	FICA- Employer's Share	0.00	0.00
	FICA- Employee's Share	0.00	0.00
	Federal Unemployment	0.00	0.00
	Sales and Use	214.06	0.00
	Real Property	0.00	0.00
Other:
	TOTAL:	256.01	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

			*Accounts Payable	Accounts Receivable
			Post-Petition	Pre-Petition	Post-Petition
		30 days or less	126,305.29	0.00	66,384.79
		a 31 - 60 days	(22,565.05)	0.00	49,825.81
		61 - 90 days	44,399.30	16,800.56	66,859.91
		91 - 120 days		96,737.12
		Over 120 days		40,029.47
		TOTAL:	148,139.54	153,567.15	183,070.51

V. INSURANCE COVERAGE

		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability		St Paul Travelers	2 Mil	9/15/2005	5,692.58
Worker's Compensation - CA		State Comp Ins Fund	1 Mil	4/15/2006	29,974.85
Worker's Comp - Outside CA		The Hartford	1 Mil	4/15/2006	-
Commercial & Other Property		St Paul Travelers	10.6 Mil	9/15/2005	-
	Vehicle	St Paul Travelers	1 Mil	9/15/2005	4,146.38
Others:	D&O	XL Insurance America	5 Mil	8/8/2006	-
	Crime	St Paul Travelers	150,000	9/15/2005
	Boiler and Machinery	St Paul Travelers	12.5 Mil	9/15/2005	6,937.90

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Sep-2005	250.00	250.00	17-Aug-2005	250.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		250.00		250.00	0.00

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

a. Includes advance payments made for product and services not yet received.

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Raymond Yu	6/24/2005		15,384.62
Sandra Ferro	6/24/2005		9,230.76

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
Raymond Yu	6/24/2005	Reimbursement of Travel & Expense	3,906.30

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)
		8/31/2005
	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	78,583.00	221,998.28
Less: Returns/Discounts	(1,381.04)	(1,771.62)
Net Sales/Revenue	77,201.96	220,226.66

Cost of Goods Sold:
Beginning Inventory at cost	8,684,529.46	8,738,663.20
Purchases	141,926.98	184,744.56
Less: Ending Inventory at cost	8,743,069.18	8,743,069.18
Cost of Goods Sold (COGS)	83,387.26	180,338.58

Gross Profit	(6,185.30)	39,888.08

Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders	28,307.68	52,923.06
Payroll - Other Employees	111,985.33	210,673.02
Payroll Taxes	9,177.81	19,207.18
Other Taxes (Itemize)	1,788.40	5,430.32
Depreciation and Amortization	10,014.66	25,852.87
Rent Expense - Real Property	68,444.00	150,576.80
Lease Expense - Personal Property	57.23	751.50
Insurance	65,098.98	138,806.07
Real Property Taxes
Telephone and Utilities	5,029.50	16,582.55
Repairs and Maintenance	3,454.09	3,954.09
Travel and Entertainment (Itemize)	6,672.39	13,417.55
Miscellaneous Operating Expenses (Itemize)	10,517.97	2,735.89
Total Operating Expenses	320,548.04	640,910.90

Net Gain/(Loss) from Operations	(326,733.34)	(601,022.82)

Non-Operating Income:
Interest Income	32,636.13	71,588.92
Net Gain on Sale of Assets (Itemize)	0.00	0.00
Other (Itemize)
Total Non-Operating income	32,636.13	71,588.92

Non-Operating Expenses:
Interest Expense	73,518.98	237,483.19
Legal and Professional (Itemize)	232,882.35	447,055.26
Other (Itemize)
Total Non-Operating Expenses	306,401.33	684,538.45

NET INCOME/(LOSS)	(600,498.54)	(1,213,972.35)

(Attach exhibit listing all itemizations required above)

Other Taxes
Tax - Property	342.73	1,950.73
Tax & License	1,445.67	3,479.59
Total Other Taxes	1788.4	5430.32

Travel & Entertainment
Travel Manufacturing	2,885.53	5,214.58
Travel G&A	3,746.86	8,086.97
Client Entertainment	40.00	116.00
Total Travel & Entertainment	6672.39	13417.55

Miscellaneous Operating Expenses
Cost of Sales Std	(55,342.59)	(92,580.26)
COGS Samples/Demos	0.00	0.00
COGS Evaluation	0.00	846.00
COGS Replacement	14,147.51	15,199.29
COGS Field Service	2,781.03	1,049.59
COGS Product Exchange	1,780.89	2,076.65
COGS Returns/Allowances	0.00	0.00
Purchase Price Var...	62.71	71.80
Std. Cost Variance...	11,991.59	6,266.76
Manuf Clearing.INDUS.	-14,833.56	-14,844.15
Freight In ..........	225.66	298.29
Set Up/Rush Charges	75.00	75.00
Scrap (Obsolete).....	0.00	4,182.19
Physical Inv. Adj....	0.00	-718.00
Part Number Changes..	-728.87	-729.68
Temporary..	0.00	0.00
Consultants	1,425.00	2,685.00
401K Employer Match..	514.94	741.36
Employee Business Exp.	577.00	1,179.00
Service Tech Supplies	0.00	0.00
Manufacturing Supplies	70.41	407.32
Shop Supplies	4,345.41	11,448.44
Postage..	157.85	157.85
R&M Automobile	1,373.42	1,373.42
Other/Misc. Expense	27.05	288.05
Sustaining Engineering	1,603.71	1,769.37
Work Ctr Applied IndS	-4.96	-5.02
Commissions Employee	489.93	489.93
Consultant	34,114.60	48,268.60
401K Employer Match	309.91	647.26
Employee Welfare	0.00	493.75
Janitorial Sup & Serv	0.00	0.00
Supplies - Office	43.98	160.59
Supplies - Computer	330.00	630.00
Postage	200.00	200.00
Online Services	224.96	724.86
Bank Charges	1,428.89	2,838.01
Other O/S Svcs	250.00	250.00
Public Company Expens	1,052.00	1,681.00
Research & Development - JC	248.53	280.73
Commission - Rep	0.00	986.39
Selling	12.50	12.50
Warranty/Customer Repair	0.00	1,834.56
Freight Out	3,717.25	5,942.38
Freight Collected	-2,178.68	-4,017.64
Marketing	24.90	74.70
Total Miscellaneous Operating Expenses	10,517.97	2,735.89

Legal and Professional
Other Prof Expense	2,000.00	2,000.00
Audit & Accounting	13,000.00	28,600.00
Legal Compliance	217,882.35	416,455.26
Total Legal and Professional	232,882.35	447,055.26

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

ASSETS	Current Month End		8/31/2005
Current Assets:
Unrestricted Cash	243,977.03
Restricted Cash	1,269.17
Accounts Receivable	336,393.06
Inventory	6,793,725.38
Notes Receivable	0.00
Prepaid Expenses	315,414.36
Other (Itemize)	3,999,168.77
Total Current Assets			11,689,947.77

Property, Plant, and Equipment	4,238,240.97
Accumulated Depreciation/Depletion	(4,124,647.46
Net Property, Plant, and Equipment			113,593.51

Other Assets (Net of Amortization):
Due from Insiders
Other (Itemize)	6,432,596.63
Total Other Assets			6,432,596.63

TOTAL ASSETS			18,236,137.91

LIABILITIES
Post-petition Liabilities:
Accounts Payable	148,139.54
Taxes Payable	5,749.88
Notes Payable	1,090,476.19
Professional fees	207,297.35
Secured Debt
Other (Itemize)	267,325.06
Total Post-petition Liabilities			1,718,988.02

Pre-petition Liabilities:
Secured Liabilities	7,920,313.00
Priority Liabilities	54,481.46
Unsecured Liabilities	7,552,867.81	(a)
Other (Itemize)
Total Pre-petition Liabilities			15,527,662.27

TOTAL LIABILITIES			17,246,650.29

EQUITY:
Pre-petition Owners’ Equity	2,203,459.97
Post-petition Profit/(Loss)	(1,213,972.35
Direct Charges to Equity
TOTAL EQUITY			989,487.62

TOTAL LIABILITIES & EQUITY			18,236,137.91

Other Current Assets
Investor Receivable	3,913,788.58
Vendor Advance - Current Asset	18,843.19
Deposits	64,037.00
Employee Advance	2,500.00

Total Other Current Assets	3,999,168.77

Other Assets (Net of Amortization)
Patents	1,228,060.90
Amort Patents	-792886.26
Patents In Progress	76,471.74
Long Term Deposits	486,105.50
Long Term Investments	286,060.80
Investment in Subs	5,143,165.12
Suspense	5,618.83
Total Other Assets (Net of Amortization)	6,432,596.63

Other Post-Petition Liabilities
Accrued Interest	145,976.19
Accrued Payables	38,228.74
Accrued Payroll	83,120.13
Total Other Post-Petition Liabilities	267,325.06

(a)This item is being researched - We are analyzing the financial records to determine accuracy of debts.

XI. QUESTIONNAIRE
AURA SYSTEMS, INC.
CHAPTER 11 BANKRUPTCY CASE NO. LA-05-24550-SB
31-Aug-05

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below:
X

3.	State what progress was made during the reporting period toward filing a plan of reorganization
	Negotiation with DIP lenders regarding exit strategy	X

4.	Describe potential future developments which may have a significant impact on the case:
Increase in sales; second tranche of DIP financing first funds received and exit financing

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
None
		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X

I,	Sandra Ferro

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.